                                                                     EXHIBIT 4.3


                     ====================================



                        AMENDED AND RESTATED DECLARATION
                                   OF TRUST


                                ARVIN CAPITAL I


                       DATED AS OF _____________, 199__



                     ====================================

                              TABLE OF CONTENTS *

                                                                                        PAGE
                                                                                        ----
                                             ARTICLE I
                                   INTERPRETATION AND DEFINITIONS

SECTION 1.1      Definitions.........................................................    1
SECTION 1.2      Interpretation......................................................    6

                                          ARTICLE II
                                      TRUST INDENTURE ACT

SECTION 2.1      Trust Indenture Act; Application....................................    7
SECTION 2.2      Lists of Holders of Securities......................................    7
SECTION 2.3      Reports by the Institutional Trustee................................    7
SECTION 2.4      Periodic Reports to Institutional Trustee...........................    8
SECTION 2.5      Evidence of Compliance with Conditions Precedent....................    8
SECTION 2.6      Events of Default; Waiver...........................................    8
SECTION 2.7      Event of Default; Notice............................................    9

                                          ARTICLE III
                                         ORGANIZATION

SECTION 3.1      Name................................................................   10
SECTION 3.2      Office..............................................................   10
SECTION 3.3      Purpose.............................................................   10
SECTION 3.4      Authority...........................................................   10
SECTION 3.5      Title to Property of the Trust......................................   11
SECTION 3.6      Powers and Duties of the Administrative Trustees....................   11
SECTION 3.7      Prohibition of Actions by the Trust and the Trustees................   13
SECTION 3.8      Powers and Duties of the Institutional Trustee......................   14
SECTION 3.9      Certain Duties and Responsibilities of the Institutional Trustee....   16
SECTION 3.10     Certain Rights of the Institutional Trustee.........................   17
SECTION 3.11     Delaware Trustee....................................................   19
SECTION 3.12     Execution of Documents..............................................   19
SECTION 3.13     Not Responsible for Recitals or Issuance of Securities..............   19
SECTION 3.14     Duration of Trust...................................................   19
SECTION 3.15     Mergers.............................................................   19

                                          ARTICLE IV
                                           SPONSOR

SECTION 4.1      Sponsor's Purchase of Common Securities.............................   21
SECTION 4.2      Responsibilities of the Sponsor.....................................   21

_____________
* This Table of Contents does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                                   ARTICLE V
                                   TRUSTEES

SECTION 5.1      Number of Trustees..................................................   22
SECTION 5.2      Delaware Trustee....................................................   22
SECTION 5.3      Institutional Trustee; Eligibility..................................   22
SECTION 5.4      Qualifications of Administrative Trustees and Delaware Trustee
                 Generally...........................................................   23
SECTION 5.5      Initial Trustees....................................................   23
SECTION 5.6      Appointment, Removal and Resignation of Trustees....................   24
SECTION 5.7      Vacancies among Trustees............................................   25
SECTION 5.8      Effect of Vacancies.................................................   25
SECTION 5.9      Meetings............................................................   25
SECTION 5.10     Delegation of Power.................................................   26
SECTION 5.11     Merger, Conversion, Consolidation or Succession to Business.........   26

                                  ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1      Distributions.......................................................   26
SECTION 6.2      Payments under Indenture or Pursuant to Direct Actions..............   26

                                 ARTICLE VII
                            ISSUANCE OF SECURITIES

SECTION 7.1      General Provisions Regarding Securities.............................   27
SECTION 7.2      Paying Agent........................................................   27

                                 ARTICLE VIII
                             DISSOLUTION OF TRUST

SECTION 8.1      Dissolution of Trust................................................   28

                                  ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1      Transfer of Securities..............................................   29
SECTION 9.2      Transfer of Certificates............................................   29
SECTION 9.3      Deemed Security Holders.............................................   29
SECTION 9.4      Book Entry Interests................................................   30
SECTION 9.5      Notices to Clearing Agency..........................................   30
SECTION 9.6      Appointment of Successor Clearing Agency............................   30
SECTION 9.7      Definitive Preferred Security Certificates..........................   31
SECTION 9.8      Mutilated, Destroyed, Lost or Stolen Certificates...................   31

                                      ARTICLE X
                             LIMITATION OF LIABILITY OF
                       HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1     Liability...........................................................   32
SECTION 10.2     Exculpation.........................................................   32
SECTION 10.3     Fiduciary Duty......................................................   33
SECTION 10.4     Indemnification.....................................................   36
SECTION 10.5     Outside Businesses..................................................   35

                                  ARTICLE XI
                                  ACCOUNTING

SECTION 11.1     Fiscal Year.........................................................   36
SECTION 11.2     Certain Accounting Matters..........................................   36
SECTION 11.3     Banking.............................................................   37
SECTION 11.4     Withholding.........................................................   37

                                 ARTICLE XII
                            AMENDMENTS AND MEETINGS

SECTION 12.1     Amendments..........................................................   37
SECTION 12.2     Meetings of the Holders of Securities; Action by Written Consent....   39


                                    ARTICLE XIII
                      REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                                AND DELAWARE TRUSTEE

SECTION 13.1     Representations and Warranties of Institutional Trustee
                 and Delaware Trustee................................................   40
SECTION 13.2     Representations and Warranties of Delaware Trustee..................   41

                                  ARTICLE XIV
                                 MISCELLANEOUS

SECTION 14.1     Notices.............................................................   42
SECTION 14.2     Governing Law.......................................................   43
SECTION 14.3     Intention of the Parties............................................   43
SECTION 14.4     Headings............................................................   43
SECTION 14.5     Successors and Assigns..............................................   43
SECTION 14.6     Partial Enforceability..............................................   43
SECTION 14.7     Counterparts........................................................   43
SECTION 14.8     Incorporation by Reference of Annex I...............................   43

                                    ANNEX AND EXHIBITS

ANNEX I          TERMS OF SECURITIES..................................................   I-1
EXHIBIT A-1      FORM OF PREFERRED SECURITY CERTIFICATE...............................  A1-1
EXHIBIT A-2      FORM OF COMMON SECURITY CERTIFICATE..................................  A2-1
EXHIBIT B        SPECIMEN OF DEBENTURE................................................   B-1
EXHIBIT C        UNDERWRITING AGREEMENT...............................................   C-1

                            CROSS-REFERENCE TABLE*

Section of
Trust Indenture Act                                        Section of
of 1939, as amended                                        Declaration
-------------------                                        -----------
310(a)...................................................  5.3(a)
310(c)...................................................  Inapplicable
311(c)...................................................  Inapplicable
312(a)...................................................  2.2(a)
312(b)...................................................  2.2(b)
313......................................................  2.3
314(a)...................................................  2.4
314(b)...................................................  Inapplicable
314(c)...................................................  2.5
314(d)...................................................  Inapplicable
314(f)...................................................  Inapplicable
315(a)...................................................  3.9(b)
315(c)...................................................  3.9(a)
315(d)...................................................  3.9(a)
316(a)...................................................  Annex I
316(c)...................................................  3.6(e)

_______________

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                             AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                                ARVIN CAPITAL I


          THIS AMENDED AND RESTATED DECLARATION OF TRUST (this "Declaration") dated and effective as of _______________, 199__, by and among Arvin Industries, Inc., an Indiana corporation, as Sponsor, and __________________, _____________________, and Wilmington Trust Company, a Delaware banking corporation, not in their individual capacities, but solely as trustees of the Trust, as defined below (collectively, the "Trustees"), and the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration.

          WHEREAS, the Trustees and the Sponsor established Arvin Capital I (the "Trust"), a trust under the Delaware Business Trust Act pursuant to a Declaration of Trust, dated as of December ___, 1996 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on December ___, 1996, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

          WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Delaware Business Trust Act, and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                        INTERPRETATION AND DEFINITIONS

SECTION 1.1         Definitions.
                    -----------

          (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

          (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of, and Annexes and Exhibits to, this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

          (f) a reference to the singular includes the plural and vice versa.

          "Administrative Trustee" means any Trustee other than the
           ----------------------
Institutional Trustee and the Delaware Trustee.

          "Affiliate" has the same meaning as given to that term in Rule 405 of
           ---------
the Securities Act or any successor rule thereunder.

          "Authorized Officer" of a Person means any Person that is authorized
           ------------------
to bind such Person.

          "Book Entry Interest" means a beneficial interest in a Global
           -------------------
Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

          "Business Day" means any day other than a day on which state or
           ------------
federal banking institutions in New York, New York or Wilmington, Delaware are authorized or required by law, executive order or regulation to close.

          "Business Trust Act" means Chapter 38 of Title 12 of the Delaware
           ------------------
Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

          "Certificate" means a Common Security Certificate or a Preferred
           -----------
Security Certificate.

          "Clearing Agency" means an organization registered as a "Clearing
           ---------------
Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization a Global Certificate shall be registered and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

          "Clearing Agency Participant" means a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means ______________, 199__.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Securities Guarantee" means the guarantee agreement to be
           ---------------------------
dated as of ________________, 199__ of the Sponsor in respect to the Common Securities.

          "Common Securities" has the meaning specified in Section 7.1.
           -----------------

          "Common Security Certificate" means a definitive certificate in fully
           ---------------------------
registered form representing a Common Security substantially in the form of Exhibit A-2.

          "Company Indemnified Person" means (a) any Administrative Trustee, (b)
           --------------------------
any Affiliate of any Administrative Trustee, (c) any officers, directors, shareholders, members, partners, employees, representatives, or agents of any Administrative Trustee or any Affiliate thereof, or (d) any officer, employee or agent of the Trust or its Affiliates.

          "Corporate Trust Office" means the office of the Institutional Trustee
           ----------------------
at which the corporate trust business of the Institutional Trustee and the Preferred Guarantee Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

          "Covered Person" means: (a) any officer, director, shareholder,
           --------------
partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

          "Debenture Issuer" means Arvin Industries, Inc. in its capacity as
           ----------------
issuer of the Debentures under the Indenture.

          "Debentures" means the series of Debentures to be issued by the
           ----------
Debenture Issuer under the Indenture to be held by the Institutional Trustee, for which a specimen certificate is included as Exhibit B.

          "Debt Trustee" means Wilmington Trust Company, not in its individual
           ------------
capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "Definitive Preferred Security Certificates" has the meaning set forth
           ------------------------------------------
in Section 9.4.

          "Delaware Trustee" has the meaning set forth in Section 5.2.
           ----------------

          "Direction" by a Person means a written direction signed: (a) if the
           ---------
Person is a natural person, by that Person; or (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

          "Distribution" means a distribution payable to Holders of Securities
           ------------
in accordance with Section 6.1.

          "Event of Default" in respect of the Securities means an Event of
           ----------------
Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time, or any successor legislation.

          "Fiduciary Indemnified Person" has the meaning set forth in Section
           ----------------------------
10.4(b).

          "Fiscal Year" has the meaning set forth in Section 11.1.
           -----------

          "Global Certificate" has the meaning set forth in Section 9.4.
           ------------------

          "Holder" means a Person in whose name a Certificate representing a
           ------
Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

          "Indemnified Person" means a Company Indemnified Person or a Fiduciary
           ------------------
Indemnified Person.

          "Indenture" means the Indenture dated as of ______________, 199__,
           ---------
between the Debenture Issuer and the Debt Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

          "Institutional Trustee" means the Trustee meeting the eligibility
           ---------------------
requirements set forth in Section 5.3.

          "Institutional Trustee Account" has the meaning set forth in Section
           -----------------------------
3.8(c).

          "Investment Company" means an investment company as defined in the
           ------------------
Investment Company Act.

          "Investment Company Act" means the Investment Company Act of 1940, as
           ----------------------
amended from time to time, or any successor legislation.

          "Legal Action" has the meaning set forth in Section 3.6(g).
           ------------

          "List of Holders" has the meaning set forth in Section 2.2.
           ---------------

          "Majority in liquidation amount of the Securities" means, except as
           ------------------------------------------------
provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Officers' Certificate" means, with respect to any Person, a
           ---------------------
certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "Paying Agent" has the meaning specified in Section 3.8(i).
           ------------

          "Person" means a legal person, including any individual, corporation,
           ------
estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "Preferred Securities Guarantee" means the guarantee agreement to be
           ------------------------------
dated as of ______________, 199__, of the Sponsor in respect of the Preferred Securities.

          "Preferred Securities" has the meaning specified in Section 7.1.
           --------------------

          "Preferred Security Beneficial Owner" means, with respect to a Book
           -----------------------------------
Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Preferred Security Certificate" means a certificate representing a
           ------------------------------
Preferred Security substantially in the form of Exhibit A-1.

          "Pricing Agreement" means the pricing agreement in substantially the
           -----------------
form attached as Exhibit A to the Underwriting Agreement among the Trust, Arvin Industries, Inc., an Indiana corporation, and the underwriters designated by the Administrative Trustees with respect to the offer and sale of the Preferred Securities.

          "Quorum" means a majority of the Administrative Trustees or, if there
           ------
are only two Administrative Trustees, both of them.

          "Related Party" means, with respect to the Sponsor, any direct or
           -------------
indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

          "Responsible Officer" means, with respect to the Institutional
           -------------------
Trustee, the chairman of the board of directors, the president, any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or other officer of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "Rule 3a-7" means Rule 3a-7 under the Investment Company Act or any
           ---------
successor rule thereunder.

          "Securities" means the Common Securities and the Preferred Securities.
           ----------

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time, or any successor legislation.

          "Securities Guarantee" means each of the Common Securities Guarantee
           --------------------
and the Preferred Securities Guarantee.

          "Sponsor" means Arvin Industries, Inc., an Indiana corporation, or any
           -------
successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

          "Successor Institutional Trustee" means a successor Trustee possessing
           -------------------------------
the qualifications to act as Institutional Trustee under Section 5.3(a).

          "Super Majority" has the meaning set forth in Section 2.6(a)(ii).
           --------------

          "Tax Event" has the meaning set forth in Annex I hereto.
           ---------

          "10% in liquidation amount of the Securities" means, except as
           -------------------------------------------
provided in the terms of the Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "Treasury Regulations" means the income tax regulations, including
           --------------------
temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trustee" or "Trustees" means each Person who has signed this
           -------      --------
Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended from time to time, or any successor legislation.

          "Underwriting Agreement" means the Underwriting Agreement for the
           ----------------------
offering and sale of Preferred Securities in substantially the form of Exhibit
C.

SECTION 1.2         Interpretation.
                    --------------

          References to the neuter gender include the masculine and feminine, where appropriate. Terms which relate to accounting matters shall be interpreted in accordance with generally accepted accounting principles in effect from time to time. References to any statute mean such statute, as amended at the time, and include any successor legislation. The word "or" is not exclusive, and the words "herein," "hereof," and "hereunder" refer to this Declaration as a whole.

                                  ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1         Trust Indenture Act; Application.
                    --------------------------------

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Institutional Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by (S)(S) 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States Federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2         Lists of Holders of Securities.
                    ------------------------------

          (a) Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide the Institutional Trustee (i) within fourteen
(14) days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees, on
      -------- ----
behalf of the Trust, shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Administrative Trustees, on behalf of the Trust, and (ii) at any other time, within thirty (30) days of receipt by the Trust of a written request from the Institutional Trustee for a List of Holders as of a date no more than fourteen (14) days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity); provided that the
                                                           -------- ----
Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Institutional Trustee shall comply with its obligations under (S)(S) 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3         Reports by the Institutional Trustee.
                    ------------------------------------

          On or before July 15 of each year (commencing with the year of the first anniversary of the issuance of the Preferred Securities), the Institutional Trustee shall provide to the Holders of the Preferred Securities such reports as are required by (S) 313 of the Trust Indenture Act, if any, in the form and in the manner provided by (S) 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of (S) 313(d) of the Trust Indenture Act.

SECTION 2.4         Periodic Reports to Institutional Trustee.
                    -----------------------------------------

          Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Institutional Trustee such documents, reports and information as required by (S) 314 (if any) and the compliance certificate required by (S) 314 of the Trust Indenture Act in the form, in the manner and at the times required by (S) 314 of the Trust Indenture Act.

SECTION 2.5         Evidence of Compliance with Conditions Precedent.
                    ------------------------------------------------

          Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in (S) 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to (S) 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6         Events of Default; Waiver.
                    -------------------------

          (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of
                                 -------- ----
Default under the Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act, and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of
                                 -------- ----
Default under the Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived
--------
any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of (S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act, and such (S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Common Secu rities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act, and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7         Event of Default; Notice.
                    ------------------------

          (a) The Institutional Trustee shall, within ninety (90) days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities known to the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium,
-------- ----
if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officer of the Institutional Trustee in good faith deter mines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

          (i) a default under Sections 6.01(a)(1) and 6.01(a)(2) of the Indenture; or

          (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.

                                  ARTICLE III
                                 ORGANIZATION

SECTION 3.1         Name.
                    ----

          The Trust is named "Arvin Capital I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2         Office.
                    ------

          The address of the principal office of the Trust is c/o Arvin Industries, Inc., One Noblitt Plaza, Columbus, Indiana 47202. On ten (10) Business Days' prior written notice to the Holders of Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3         Purpose.
                    -------

          The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

          The Trust will be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Preferred Securities and the Common Securities will be the owners of the Trust for United States federal income tax purposes, and such owners will include directly in their gross income the income, deductions and credits of the Trust as if the Trust did not exist. By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Preferred Securities or Common Securities or the Preferred Securities Beneficial Owners will take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

SECTION 3.4         Authority.
                    ---------

          Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust.
An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust, and an action taken by the Institutional Trustee, on behalf of the Trust, in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with a Trustee or the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of such Trustee or Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of a Trustee or the Trustees as set forth in this Declaration.

SECTION 3.5         Title to Property of the Trust.
                    ------------------------------

          Legal title to all assets of the Trust shall be vested in the Institutional Trustee and shall be administered by the Institutional Trustee for the benefit of the Holders in accordance with this Declaration. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6         Powers and Duties of the Administrative Trustees.
                    ------------------------------------------------

          The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the
                                                --------  -------
Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no
                                      -------- -------
interests in the Trust other than the Securities, and the issuance of the Securities shall be limited to a one-time, simultaneous issuance of both the Preferred Securities and the Common Securities on the Closing Date;

          (b) in connection with the issue and sale of the Preferred Securities, to:

          (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities, the Preferred Securities Guarantee and the Debentures;

          (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

          (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any Preferred Securities;

          (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under
     Section 12(b) of the Exchange Act; and

          (v) execute and enter into the Underwriting Agreement and Pricing Agreement and other related agreements providing for the sale of the Preferred Securities;

          (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the
                                                    --------  -------
Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

          (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event; provided that the
                                                 -------- ----
Administrative Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of (S)316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

          (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(f), the Institutional Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate required by (S) 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Administrative Trustee;

          (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

          (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

          (n) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed on behalf of the Trust;

          (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

          (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

          (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

provided that such action does not materially adversely affect the interests of
-------- ----
Holders; and

          (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

          The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

          Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in
Section 3.8.

          Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

SECTION 3.7         Prohibition of Actions by the Trust and the Trustees.
                    ----------------------------------------------------

          (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (ii)      acquire any assets other than as expressly provided herein;

          (iii)     possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8         Powers and Duties of the Institutional Trustee.
                    ----------------------------------------------

          (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with
Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

          (c)       The Institutional Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Sec tion 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in ac cordance with this Declaration. The Institutional Trustee Account shall be an account that is main tained with a banking institution the rating on whose long-term unsecured indebtedness, as assigned by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least _____________;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

          (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be neces sary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

          (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

          (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

          (f) The Institutional Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

          (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Institutional Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments, on behalf of the Trust, with respect to all Securities, and any such Paying Agent shall comply with (S) 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

          (i) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

          The Institutional Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9         Certain Duties and Responsibilities of the Institutional
                    --------------------------------------------------------
Trustee.
-------

          (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the terms of the Securities, and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has oc curred (that has not been cured or waived pursuant to Section 2.6), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                    (A) the duties and obligations of the Institutional Trustee shall be determined solely by the express provisions of this Declaration and the terms of the Securities, and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the terms of the Securities, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                    (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it;

          (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

SECTION 3.10        Certain Rights of the Institutional Trustee.
                    -------------------------------------------

          (a)       Subject to the provisions of Section 3.9:

          (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers' Certificate;

          (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

          (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

          (v) the Institutional Trustee may consult with counsel or other experts and the written advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity which would satisfy a reasonable person in the position of the Institutional Trustee, against the costs, expenses (includ ing attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee; provided, that, nothing contained in this Section
                            --------  ----
     3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, re quest, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent, or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action, and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evi denced by the Institutional Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions; and

          (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

SECTION 3.11        Delaware Trustee.
                    ----------------

          Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of (S) 3807 of the Business Trust Act.

SECTION 3.12        Execution of Documents.
                    ----------------------

          Except as otherwise required by the Business Trust Act, a majority of or, if there are only two, any Administrative Trustee or, if there is only one, such Administrative Trustee is authorized to execute, on behalf of the Trust, any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6; provided that, the registration statement
                                 -------- ----
referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Administrative Trustees.

SECTION 3.13        Not Responsible for Recitals or Issuance of Securities.
                    ------------------------------------------------------

          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14        Duration of Trust.
                    -----------------

          The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall exist for fifty-five years from the Closing Date.

SECTION 3.15        Mergers.
                    -------

          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) and Annex I.

          (b) The Trust may, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees, and without the consent of the Holders of the

Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided that:
                                                  -------- ----

          (i)       such successor entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust under the Securities; or

                    (B) substitutes for the Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

          (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity as a result of such merger, consolidation, amalgamation or replacement);

          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

          (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                    (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                    (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                    (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

          (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Succes sor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                  ARTICLE IV
                                    SPONSOR

SECTION 4.1         Sponsor's Purchase of Common Securities.
                    ---------------------------------------

          On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount equal to at least 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2         Responsibilities of the Sponsor.
                    -------------------------------

          In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

          (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any Preferred Securities;

          (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

          (e) to negotiate the terms of the Underwriting Agreement and Pricing Agreement providing for the sale of the Preferred Securities.

                                   ARTICLE V
                                   TRUSTEES

SECTION 5.1         Number of Trustees.
                    ------------------

          The number of Trustees initially shall be three (3), and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees;

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of a meeting; provided however, that if the Institutional Trustee does not also act as
-------- -------
Delaware Trustee, the number of Trustees shall be at least three (3); provided
                                                                      --------
further that (1) one Trustee shall be the Delaware Trustee, as described in
-------
Section 5.2 hereof; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Parent (a "Administrative Trustee"); and (3) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2         Delaware Trustee.
                    ----------------

          If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

          (a)       a natural person who is a resident of the State of Delaware;
or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Institutional Trustee has its principal place of business
-------- ----
in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee, and Section
3.11 shall have no application.

SECTION 5.3         Institutional Trustee; Eligibility.
                    ----------------------------------

          (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

          (i)       not be an Affiliate of the Sponsor;

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section

     5.3(a)(ii), the combined capital and surplus of such corporation or other Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

          (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" (as defined in Rule 3a-7) of the Trust, the Institutional Trustee shall possess those qualifications.

          (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

          (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of (S) 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in (S) 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of (S) 310(b) of the Trust Indenture Act.

          (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4         Qualifications of Administrative Trustees and Delaware
                    ------------------------------------------------------
Trustee Generally.
-----------------

          Each Administrative Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5         Initial Trustees.
                    ----------------

          The initial Administrative Trustees shall be:

               Richard A. Smith
               A. R. Sales

          The initial Insititutional Trustee shall be:

               Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890-0001

          which shall also act as the initial Delaware Trustee.

SECTION 5.6         Appointment, Removal and Resignation of Trustees.
                    -------------------------------------------------

          (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities, voting as a class at a meeting of the Holders of the Common Securities.

          (b)(i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Institutional Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Administrative Trustees and the Sponsor; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and deliv ered to the Administrative Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however,
                                                          --------  -------
that:

          (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                    (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor, and the resigning Institutional Trustee; or

                    (B) until the assets of the Trust have been completely liquidated and the pro ceeds thereof distributed to the holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this
Section 5.6.

          (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.6 within sixty (60) days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Institutional Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7         Vacancies among Trustees.
                    ------------------------

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8         Effect of Vacancies.
                    -------------------

          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompe tence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of a Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.9         Meetings.
                    --------

          If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting,
                        -------- ----
by the unani mous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.10        Delegation of Power.
                    -------------------

          (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.11        Merger, Conversion, Consolidation or Succession to Business.
                    -----------------------------------------------------------

          Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1         Distributions.
                    -------------

          Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the InstitutionalTrustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

SECTION 6.2         Payments under Indenture or Pursuant to Direct Actions.
                    ------------------------------------------------------

          Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (or a Preferred Security Beneficial Owner with respect to the Holder's Preferred Securities) has directly received pursuant to Section 6.4 of the Indenture or
Section 5(b) of the Securities.

                                  ARTICLE VII
                            ISSUANCE OF SECURITIES

SECTION 7.1         General Provisions Regarding Securities.
                    ---------------------------------------

          (a) The Administrative Trustees shall, on behalf of the Trust, issue one class of pre ferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undi vided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

          (b) The Certificates shall be signed, on behalf of the Trust, by an Administrative Trustee. Any such signature shall be the manual or facsimile signature of any present or any future Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Certificates shall cease to be such a Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed, on behalf of the Trust, by such persons who, at the actual date of execution of such Certificate shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

          (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 10.1(b) with respect to the Common Securities. The issuance of the Securities as provided in this Declaration is not subject to preemptive or other similar rights.

          (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration, the Securities Guarantees and the Indenture.

SECTION 7.2         Paying Agent.
                    ------------

          In the event that the Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Preferred Securities may be presented for payment ("Paying Agent"). The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Institutional

Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Trust shall act as Paying Agent for the Common Securities.

                                  ARTICLE VIII
                             DISSOLUTION OF TRUST

SECTION 8.1         Dissolution of Trust.

          (a)       The Trust shall dissolve upon the earliest of:

          (i)       the bankruptcy of the Sponsor;

          (ii) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of at least a majority in liquidation amount of the Securities, voting together as a single class, to file such certificate of cancellation; the revocation of the Sponsor's charter and the expiration of ninety (90) days after the date of revocation without a reinstatement thereof;

          (iii) the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

          (iv) the time when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (v) at the election of the Sponsor, after satisfaction of the liabilities of creditors of the Trust as required by applicable law, provided that all of the Debentures shall have been distributed to the Holders of the Preferred Securities in liquidation of the Trust;

          (vi) the time when all of the Administrative Trustees and the Sponsor shall have consented to termination of the Trust, provided such action is taken before the issuance of any Securities; or

          (vii)     the expiration of the term of the Trust, as set forth in
     Section 3.14.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and the completion of the winding up of the affairs of the Trust, the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                 ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1      Transfer of Securities.
                 ----------------------

          (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

          (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

          (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

SECTION 9.2      Transfer of Certificates.
                 ------------------------

          The Administrative Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Administrative Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.3      Deemed Security Holders.
                 -----------------------

          The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4      Book Entry Interests.
                 --------------------

          Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each, a "Global Certificate"), to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust.
Such Global Certificate(s) shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of The Depository Trust Company, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificate(s), except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

          (a) the provisions of this Section 9.4 shall be in full force and effect;

          (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificate(s) and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificate(s) and shall have no obligation to the Preferred Security Beneficial Owners;

          (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
     Section 9.4 shall control; and

          (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Depository Trust Company will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificate(s) to such Clearing Agency Participants.

SECTION 9.5      Notices to Clearing Agency.
                 --------------------------

          Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6      Appointment of Successor Clearing Agency.
                 ----------------------------------------

          If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

SECTION 9.7      Definitive Preferred Security Certificates.
                 ------------------------------------------

     If:

          (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within ninety (90) days after such discontinuance pursuant to Section 9.6; or

          (b) the Administrative Trustees elect, after consultation with the Sponsor, to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities,

then:

          (i) Definitive Preferred Security Certificates shall be prepared by the Administrative Trustees, on behalf of the Trust, with respect to such Preferred Securities; and

          (ii) upon surrender of the Global Certificate(s) by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

SECTION 9.8      Mutilated, Destroyed, Lost or Stolen Certificates.
                 -------------------------------------------------

     If:

          (a) any mutilated Certificates should be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

          (b) there shall be delivered to the Administrative Trustees such security or indemnity as may be required by them to keep each of them harmless;

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Administrative Trustee, on behalf of the Trust, shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in con nection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                  ARTICLE X
                          LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1     Liability.
                 ---------

          (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) required to pay to the Trust or to any Holder of Securities any deficit upon termination of the Trust or otherwise.

          (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to (S) 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2     Exculpation.
                 -----------

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith, on behalf of the Trust, and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or in the case of the Institutional Trustee, negligence, subject to the provisions of
Section 3.9) or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3     Fiduciary Duty.
                 --------------

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b) Unless otherwise expressly provided herein or required by applicable law:

          (i) whenever a conflict of interest exists or arises between an Indemnified Person and Covered Persons; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provide terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Unless required by applicable law, whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4     Indemnification.
                 ---------------

          (a)(i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a pleas of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          (iv)   Any indemnification under paragraphs (i) and (ii) of this
     Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific cause upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceedings, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

          (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and
     (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or the Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

          (vi) the indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

          (vii) the Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

          (viii) For purposes of this Section 10.4(a), references to "the
     Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (b)    The Sponsor agrees to indemnify the (i) Institutional Trustee,
(ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability, taxes or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.

SECTION 10.5     Outside Businesses.
                 ------------------

          Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                  ARTICLE XI
                                  ACCOUNTING

SECTION 11.1     Fiscal Year.
                 -----------

          The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2     Certain Accounting Matters.
                 --------------------------

          (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

          (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within ninety (90) days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

          (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within thirty (30) days after the end of each Fiscal Year of the Trust.

          (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns re quired to be filed by the Administrative Trustees, on behalf of the Trust, with any state or local taxing authority.

SECTION 11.3     Banking.

          The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

SECTION 11.4     Withholding.

          The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

SECTION 12.1     Amendments.

          (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

          (i) the Administrative Trustees (or, if there are more than two Administrative Trustees a majority of the Administrative Trustees);

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

          (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

          (b) No amendment of this Declaration shall be made, and any such purported amend ment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Secu rities);

          (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee or the Delaware Trustee, the Institutional Trustee or the Delaware Trustee, as the case may be, shall have first received:

                 (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                 (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

          (iii)  to the extent the result of such amendment would be to:

                 (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                 (B) reduce or otherwise materially adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

                 (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

          (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would materially adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

          (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities.

          (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (f)    The rights of the holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

          (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i)    cure any ambiguity;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

          (iii) add to the covenants, restrictions or obligations of the Sponsor;

          (iv) to conform to any change in Rule 3a-7 or written change in interpretation or application of Rule 3a-7 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders of Securities; and

          (v) to modify, eliminate and add to any provision of this Declaration, provided that such modification, elimination, or addition would not adversely affect the rights, privileges, or preferences of any Holder of the Securities.

SECTION 12.2     Meetings of the Holders of Securities; Action by Written
                 --------------------------------------------------------
Consent.
-------

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting, and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote at such meeting at least seven (7) days and not more than sixty (60) days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Pre ferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Hold ers of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                   REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                             AND DELAWARE TRUSTEE

SECTION 13.1 Representations and Warranties of Institutional Trustee and Delaware Trustee.

          The Trustee which acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

          (a) the Institutional Trustee is a Delaware banking association with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

          (b) the Institutional Trustee satisfies the requirements set forth in Section 5.3(a);

          (c) the execution, delivery and performance by the Institutional Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it consti tutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (d) the execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Institutional Trustee; and

          (e) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration; and

SECTION 13.2     Representations and Warranties of Delaware Trustee.
                 --------------------------------------------------

          The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

          (a) the Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

          (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with the terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration; and

          (d) the Delaware Trustee has its principal place of business in the State of Delaware.

                                  ARTICLE XIV
                                 MISCELLANEOUS

SECTION 14.1     Notices.

          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securi ties):

                 ARVIN CAPITAL I
                 c/o Arvin Industries, Inc.
                 One Noblitt Plaza
                 Columbus, Indiana 47202
                 Attention: _______________

          (b) if given to the Institutional Trustee or the Delaware Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee or the Delaware Trustee may give notice of to the Holders of the Securities):

                 WILMINGTON TRUST COMPANY
                 Podney Square North
                 1100 North Market Street
                 Wilmington, Delaware 19890
                 Attention: Corporate Trust Administration

          (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                 ARVIN INDUSTRIES, INC.
                 One Noblitt Plaza
                 Columbus, Indiana 47202
                 Attention: __________

          (d) if given to any other Holder, at the address set forth on the books and records of the Trust.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other docu ment is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2     Governing Law.
                 -------------

          This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3     Intention of the Parties.
                 ------------------------

          It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4     Headings.
                 --------

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5     Successors and Assigns
                 ----------------------

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6     Partial Enforceability.
                 ----------------------

          If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7     Counterparts.
                 ------------

          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each party hereto to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page

Section 14.8     Incorporation by Reference of Annex I
                 -------------------------------------

          The terms and provisions of Annex I, attached hereto, are hereby incorporated by reference in their entirety into this Declaration.


          THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS

HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE SECURITIES GUARANTEES AND THE INDENTURE AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, THE DEPOSITARY OR ITS NOMINEE, THE TRUSTEES, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST, THE DEPOSITARY OR ITS NOMINEE, THE TRUSTEES, SUCH HOLDER AND SUCH OTHERS.

          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                        ARVIN INDUSTRIES, INC.
                        as Sponsor


                        By:_____________________________________________________
                        Name:___________________________________________________
                        Title:__________________________________________________


                        WILMINGTON TRUST COMPANY
                        not in its individual capacity
                        but solely as Institutional Trustee and Delaware Trustee


                        By:_____________________________________________________
                        Name:___________________________________________________
                        Title:__________________________________________________


                        ________________________________________________________
                        Richard A. Smith,
                        not in his individual capacity
                        but solely as Administrative Trustee


                        ________________________________________________________
                        A.R. Sales
                        not in his individual capacity
                        but solely as Administrative Trustee

                                    ANNEX I


                                   TERMS OF
                  ___% TRUST ORIGINATED PREFERRED SECURITIES
                    ___% TRUST ORIGINATED COMMON SECURITIES


          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of ____________, 199__ (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

          1.     Designation and Number.
                 ----------------------

          (a)    Preferred Securities.  Four million (4,000,000) Preferred
                 --------------------
Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of one hundred million dollars ($100,000,000) and a liquidation amount with respect to the assets of the Trust of $25 per preferred securi ty, are hereby designated, for the purposes of identification, only as "___% Trust Originated Preferred Securities/SM/ (TOPrS/SM/)" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

          (b)    Common Securities.  One hundred twenty-four thousand (124,000)
                 -----------------
Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of three million one hundred thousand dollars ($3,100,000) and a liquidation amount with respect to the assets of the Trust of $25 per common security, are hereby designated, for the purposes of identification only, as "___% Trust Originated Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          2.     Distributions.
                 -------------

          (a) Distributions payable on each Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of inter est payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon from and including the last day of such quarter compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which

Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

          (b) Distributions on the Securities will be cumulative, will accrue from ___________, 199_, and will be payable quarterly in arrears, on March 31, June 30, September 30, and December 31 of each year, commencing _____________, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding twenty
(20) consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no
                                                               -------- ----
Extension Period shall last beyond the date of maturity of the Debentures. There may be multiple Extension Periods of varying lengths during the term of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Dis tributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with
                              -------- ----
all such previous and further extensions thereof may not exceed twenty (20) consecutive quarters or extend beyond the maturity date of the Debentures. Payments of accrued Distribu tions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of the Preferred Securities -- Book-Entry Only Issuance - The Depository Trust Company" in the Prospectus dated ___________, 199__ (the "Prospectus"), included in the Registration Statement on Form S-3 of the Sponsor and the Trust. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. If the Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Administrative Trustees, which dates shall be at least one Business Day but fewer than sixty (60) Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the spe cial record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

          (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

          3.     Liquidation Distribution Upon Dissolution.
                 -----------------------------------------

          In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termina tion, as the case may be, will be entitled to receive solely out of the assets of the Trust available for distri bution to Holders of Securities, after paying or making reasonable provision to pay all claims against and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, and after paying or making reasonable provision to pay all claims against and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities in accordance with Section 4(e) hereof.

          If, upon any such liquidation, dissolution, winding-up or termination, the Liquidation Dis tribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggre gate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

          4.     Redemption and Distribution.
                 ---------------------------

          (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (such redemption being either at the option of the Debenture Issuer on or after ___________, 2002 or at the option of the Debenture Issuer in connection with a Tax Event as described below), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not fewer than thirty (30) nor more than sixty (60) days' notice of such redemption.

          (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be re deemed will be as described in
Section 4(f)(ii) below.

          (c) If, at any time, a Tax Event (as defined below) shall occur and be continuing, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole (but not in part) for cash within 90 days following the occurrence of such Tax Event, and, following such redemption, all Securities shall be redeemed by the Trust at the Redemption Price. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities will have priority over the Common Securities with respect to payment of the Redemption Price.

          "Tax Event" means that the Administrative Trustees shall have received an opinion of independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or
(b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, de ductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

          (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

          (e) If the Sponsor makes the election referred to in Section 8.1(a)(v) of the Declaration, the Administrative Trustees shall dissolve the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, shall cause Debentures, held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment, as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust. On and from the date fixed by the Administrative Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, and (ii) the Depositary or its nominee (or any successor Depositary or its nominee) will receive one or more global certificate or certificates representing the Debentures to be delivered upon such distribution, and having an aggregate principal amount equal to the aggregated stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities. Any certificates representing Securities, except for certificates representing Preferred Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue. If the Debentures are distributed to Holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

          (f)    "Redemption or Distribution Procedures."

          (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than thirty (30) nor more than sixty
     (60) days before the date fixed for redemption or exchange thereof which, in the case of a redemp tion, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/ Distribution Notice or in the mailing thereof of either with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such Securities) in accordance with the procedures applied by such agency or nominee.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the re demption date, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give the Depositary irrevocable instructions and authori ty to pay the Redemption Price to the Holders of the Preferred Securities, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemp tion Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemp tion/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemp tion Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Busi ness Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for re demption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (iv) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Depositary or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificate(s) have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities, to the Holder thereof.

          (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

          5.     Voting Rights - Preferred Securities.
                 ------------------------------------

          (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

          (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as Holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its conse quences that is waivable under the Indenture or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent would be required; provided,
                                                                       --------
however, that, where a consent or action under the Indenture would require the
-------
consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super-Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. The Institutional Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Debt Trustee with respect to the Debentures. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debt Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights with respect to the Debentures held by the Trust, to the fullest extent permitted by law, any Holder of Preferred Securities may institute legal proceedings directly against the Debenture Issuer to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceedings against the Institutional Trustee or any other person or entity. In addition, if an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest, principal or other required payment on the Debentures issued to the Trust on the date such interest, principal or other required payment is otherwise payable (or, in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to the Holder of the Preferred Securities of the principal, interest or other required payment on Debentures having a principal amount equal to the liquidation amount of the Preferred Securities of such Holder on or after the respective due dates specified in the Debentures. In connection with such Direct Action, Arvin will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by Arvin to such Holder of Preferred Securities in such Direct Action.

          Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought, and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Decla ration and the terms of the Securities.

          Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

          6.     Voting Rights - Common Securities.
                 ---------------------------------

          (a) Except as provided under Sections 6(b), (c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove, or replace any Trustee or to increase or decrease the num ber of Trustees.

          (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceed ing for any remedy available to the Institutional Trustee, or direct the exercise of any trust or power con ferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as Holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that are waivable under the Indenture or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent would be required; provided that, where a consent or action under the
                           -------- ----
Indenture would require the consent or act of a Super-Majority of the Holders of the Debentures affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debt Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights with respect to the Debentures held as assets of the Trust, to the fullest extent permitted by applicable law, any Holder of Common Securities may institute legal proceedings directly against any Person to enforce the Institutional Trustee's rights under the Debentures, without first instituting a legal proceeding against the Institutional Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest, principal or other required payment on the Debentures on the date such interest or principal is otherwise payable, a Holder of Common Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to the Holder of the Common Securities of the principal, interest or other required payment on the Debentures on or after the respective due dates specified in the Debentures, and the amount of the payment will be based on the Holder's pro rata share of the amount due and owing on all of the Common Securities.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          7.     Amendments to Declaration and Indenture.
                 ---------------------------------------

          (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would materially adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities, voting together as a single class, will be entitled to vote on such amend ment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities; provided, however, if
                                                          --------  -------
any amendment or proposal referred to in clause (i) above would materially adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities. Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to be classified as other than a grantor trust for United States federal income tax purposes, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee, or (iii) cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

          (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination on the Inden ture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would re
       --------  -------
quire the consent of the holders of a Super-Majority of the Holders of the Debentures, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the
                                                --------  -------
Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

          8.     Pro Rata.
                 --------

          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

          9.     Ranking.
                 -------

          The Preferred Securities rank pari passu and payment thereon shall be
                                        ---- -----
made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Institutional Trustee, the rights of Holders of the Common Securi ties to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

          10.    Listing.
                 -------

          The Administrative Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange.

          11.    Acceptance of Securities Guarantee and Indenture.
                 ------------------------------------------------

          Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.

          12.    No Preemptive Rights.
                 --------------------

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

          13.    Miscellaneous.
                 -------------

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                  EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE


          [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration, and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

          Unless this Preferred Security is presented by an authorized representative of the Depositary (55 Water Street, New York, New York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number                                Number of Preferred Securities

                                                     CUSIP NO. [     ]


                  Certificate Evidencing Preferred Securities

                                      of

                                ARVIN CAPITAL I


         ____% Trust Originated Preferred Securities/SM/ ("TOPrS"/SM/)
                (liquidation amount $25 per Preferred Security)

          ARVIN CAPITAL I, a statutory business trust created under the laws of the State of Dela ware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of pre ferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ___% Trust Originated Preferred Securities/SM/ (liquidation amount $25 per Preferred Security) (the "Pre ferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ___________, 199__, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.
The Holder is entitled to the

                                     A1-1
benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this ______ day of ___________, 199__.

                                     ARVIN CAPITAL I



                                     By:________________________________________
                                     Name:_____________________________________,
                                           not in his individual capacity
                                           but solely as Administrative Trustee


                                     By:________________________________________
                                     Name:______________________________________
                                           not in his individual capacity
                                           but solely as Administrative Trustee

                                     A1-2

                         [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Preferred Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which distributions are computed, distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

          Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on ____________, 199__ to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that
                                                               -------- ----
such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the date of maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          The Preferred Securities shall be redeemable as provided in the Declaration.

                                     A1-3

                              ------------------


                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
       (Insert assignee's social security or tax identification number)


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                   (Insert address and zip code of assignee)


and irrevocably appoints________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.



Date:______________________


Signature:_________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                                     A1-4

                                  EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE


Certificate Number                                   Number of Common Securities


                    Certificate Evidencing Common Securities

                                      of

                                ARVIN CAPITAL I


                  ______% Trust Originated Common Securities
                 (liquidation amount $25 per Common Security)


          ARVIN CAPITAL I, a statutory business trust created under the laws of the State of Dela ware (the "Trust"), hereby certifies that _________________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust desig nated the ______% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _____________, 199__, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business. THE COMMON SECURITIES ARE NOT TRANSFERRABLE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION.

          Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                                     A2-1

          IN WITNESS WHEREOF, the Administrative Trustees of the Trust have executed this certificate this ______ day of ____________, 199__.

                                ARVIN CAPITAL I



                                By:_____________________________________________
                                Name:__________________________________________,
                                     not in his individual capacity
                                     but solely as Administrative Trustee



                                By:_____________________________________________
                                Name:__________________________________________,
                                     not in his individual capacity
                                     but solely as Administrative Trustee

                                     A2-2

                         [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Common Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

          Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on _________, 199__, to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that
                                                               -------- ----
such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the date of maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          The Common Securities shall be redeemable as provided in the Declaration.

                                     A2-3

                             --------------------


                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
       (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                   (Insert address and zip code of assignee)

and irrevocably appoints________________________________________________________
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:____________________


Signature:_______________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

                                     A2-4

                                   EXHIBIT B

                             SPECIMEN OF DEBENTURE

                                   EXHIBIT C

                             UNDERWRITING AGREEMENT

                                      C-1